                                                                    EXHIBIT 99.2
                                              SUPPLEMENTAL FINANCIAL INFORMATION
--------------------------------------------------------------------------------


UTi WORLDWIDE INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

                                                   NINE MONTHS ENDED OCTOBER 31, 2003
                                           --------------------------------------------------
                                                             (Unaudited)
                                              Q1           Q2           Q3           Total
                                           ---------    ---------    ---------    -----------
FORWARDING, CUSTOMS BROKERAGE & OTHER

Gross revenue from external customers      $ 259,046    $ 287,177    $ 320,033    $   866,256
                                           =========    =========    =========    ===========

Net revenue                                $  78,867    $  86,374    $  93,524    $   258,765
Staff costs                                   42,469       45,940       48,179        136,588
Depreciation and amortization                  2,311        2,446        2,349          7,106
Other operating expenses                      23,396       22,574       27,386         73,356
                                           ---------    ---------    ---------    -----------
Operating income                           $  10,691    $  15,414    $  15,610    $    41,715
                                           =========    =========    =========    ===========

CONTRACT LOGISTICS, DISTRIBUTION & OTHER

Gross revenue from external customers      $  67,742    $  74,848    $  78,693    $   221,283
                                           =========    =========    =========    ===========

Net revenue                                $  52,552    $  58,485    $  63,021    $   174,058
Staff costs                                   26,705       32,805       31,949         91,459
Depreciation and amortization                    884          942          989          2,815
Amortization of intangible assets                148          158          178            484
Other operating expenses                      21,826       21,801       24,720         68,347
                                           ---------    ---------    ---------    -----------
Operating income                           $   2,989    $   2,779    $   5,185    $    10,953
                                           =========    =========    =========    ===========

CORPORATE

Net revenue                                $      --    $      --    $      --    $        --
Staff costs                                    1,246        1,389        1,078          3,713
Depreciation and amortization                    273          363          193            829
Other operating expenses                       1,068        1,403        1,551          4,022
                                           ---------    ---------    ---------    -----------
Operating loss                             $  (2,587)   $  (3,155)   $  (2,822)   $    (8,564)
                                           =========    =========    =========    ===========

TOTAL

Gross revenue from external customers      $ 326,788    $ 362,025    $ 398,726    $ 1,087,539
                                           =========    =========    =========    ===========

Net revenue                                $ 131,419    $ 144,859    $ 156,545    $   432,823
Staff costs                                   70,420       80,134       81,206        231,760
Depreciation and amortization                  3,468        3,751        3,531         10,750
Amortization of intangible assets                148          158          178            484
Other operating expenses                      46,290       45,778       53,657        145,725
                                           ---------    ---------    ---------    -----------
Operating income                           $  11,093    $  15,038    $  17,973    $    44,104
                                           =========    =========    =========    ===========

UTi WORLDWIDE INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

                                                            YEAR ENDED JANUARY 31, 2003
                                           ---------------------------------------------------------------
                                                                    (Unaudited)
                                              Q1           Q2           Q3           Q4           Total
                                           ---------    ---------    ---------    ---------    -----------
FORWARDING, CUSTOMS BROKERAGE & OTHER

Gross revenue from external customers      $ 213,845    $ 247,155    $ 278,294    $ 269,580    $ 1,008,874
                                           =========    =========    =========    =========    ===========

Net revenue                                $  64,801    $  72,357    $  79,005    $  80,103    $   296,266
Staff costs                                   33,780       36,634       38,683       39,746        148,843
Depreciation and amortization                  1,924        1,899        2,095        2,362          8,280
Other operating expenses                      20,010       21,768       23,813       26,066         91,657
                                           ---------    ---------    ---------    ---------    -----------
Operating income                           $   9,087    $  12,056    $  14,414    $  11,929    $    47,486
                                           =========    =========    =========    =========    ===========

CONTRACT LOGISTICS, DISTRIBUTION & OTHER

Gross revenue from external customers      $  21,813    $  27,664    $  43,227    $  68,482    $   161,186
                                           =========    =========    =========    =========    ===========

Net revenue                                $  12,128    $  15,176    $  28,524    $  52,696    $   108,524
Staff costs                                    4,881        6,238       12,659       28,346         52,124
Depreciation and amortization                    342          397          543          756          2,038
Amortization of intangible assets                 --           --           70          128            198
Other operating expenses                       5,558        6,864       13,050       21,537         47,009
                                           ---------    ---------    ---------    ---------    -----------
Operating income                           $   1,347    $   1,677    $   2,202    $   1,929    $     7,155
                                           =========    =========    =========    =========    ===========

CORPORATE

Net revenue                                $      --    $      --    $      --    $      --    $        --
Staff costs                                      959        1,116        1,094          835          4,004
Depreciation and amortization                     71          194          152          439            856
Other operating expenses                       1,492          977        1,132          675          4,276
                                           ---------    ---------    ---------    ---------    -----------
Operating loss                             $  (2,522)   $  (2,287)   $  (2,378)   $  (1,949)   $    (9,136)
                                           =========    =========    =========    =========    ===========

TOTAL

Gross revenue from external customers      $ 235,658    $ 274,819    $ 321,521    $ 338,062    $ 1,170,060
                                           =========    =========    =========    =========    ===========

Net revenue                                $  76,929    $  87,533    $ 107,529    $ 132,799    $   404,790
Staff costs                                   39,620       43,988       52,436       68,927        204,971
Depreciation and amortization                  2,337        2,490        2,790        3,557         11,174
Amortization of intangible assets                 --           --           70          128            198
Other operating expenses                      27,060       29,609       37,995       48,278        142,942
                                           ---------    ---------    ---------    ---------    -----------
Operating income                           $   7,912    $  11,446    $  14,238    $  11,909    $    45,505
                                           =========    =========    =========    =========    ===========

UTi WORLDWIDE INC.
RECONCILIATION OF NON-U.S. GAAP MEASURES TO U.S. GAAP MEASURES
(in thousands)

                                                                   NINE MONTHS ENDED OCTOBER 31,
                                               --------------------------------------------------------------------
                                                                           (Unaudited)
                                                 2003                2002                2001                2000
                                               --------            --------            --------            --------
Net cash provided by operating
  activities, per U.S. GAAP                    $ 36,611            $ 25,666            $ 29,624            $ 19,407
Purchase of property, plant and
  equipment, per U.S. GAAP                      (13,759)             (7,113)             (5,335)            (10,358)
Proceeds from disposal of property,
  plant and equipment, per U.S. GAAP                584                 365                 726                 486
Dividends paid, per U.S. GAAP                    (2,890)             (1,929)             (1,924)             (3,118)
                                               --------            --------            --------            --------
Free cash flow                                 $ 20,546            $ 16,989            $ 23,091            $  6,417
                                               ========            ========            ========            ========

Net income                                     $ 32,568            $ 21,966            $ 15,360            $ 11,943

Free cash flow as a percentage of net
  income                                             63%                 77%                150%                 54%


                                                                     YEAR ENDED JANUARY 31,
                                               --------------------------------------------------------------------
                                                                           (Unaudited)
                                                 2004                2003                2002                2001
                                               --------            --------            --------            --------
Net cash provided by operating
  activities, per U.S. GAAP                    $     --            $ 49,602            $ 43,086            $ 32,654
Purchase of property, plant and
  equipment, per U.S. GAAP                           --             (13,572)             (8,711)            (10,121)
Proceeds from disposal of property, plant
  and equipment, per U.S. GAAP                       --                 430                 912                 887
Dividends paid, per U.S. GAAP                        --              (1,929)             (1,926)             (3,118)
                                               --------            --------            --------            --------
Free cash flow                                      $--            $ 34,531            $ 33,361            $ 20,302
                                               ========            ========            ========            ========

Net income                                          $--            $ 29,294            $ 19,158            $ 18,453

Free cash flow as a percentage of net
  income                                             --                 118%                174%                110%